                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-06403
       -------------------------------------------------

Morgan Stanley Emerging Markets Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31/04
       --------------------------------------------------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2004 ANNUAL REPORT

DECEMBER 31, 2004


[MORGAN STANLEY LOGO]

MORGAN STANLEY
EMERGING MARKETS FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      Overview

LETTER TO STOCKHOLDERS

PERFORMANCE

For the year ended December 31, 2004, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 25.07%, net of fees, compared to 25.55% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index (the "Index"). On
December 31, 2004, the closing price of the Fund's shares on the New York Stock Exchange was $17.57, representing a 9.9% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

    - The largest detractor to relative performance was our modest cash position, which in a rising market hurts performance.

    - Stock selection in South Korea and Thailand coupled with negative country allocation scores from our overweight position in Thailand and Russia were the next largest detractors to relative performance.

    - Our underweight position in the Central European countries of Hungary and the Czech Republic also hurt performance. Hungary and the Czech Republic, despite expensive valuations and weak fundamentals, continue to outperform given continued optimism over European Union convergence.

    - Stock selection in Russia was once again the largest contributor to relative performance. Other strong contributors came from our overweight positions in the outperforming markets of Egypt, Brazil and Turkey; and stock selection in South Africa and Brazil.

    - Global Emerging Markets, after gaining more than 50% in 2003, remained among the best performing asset classes in 2004, gaining more than 25%. This marked the first sequential annual gain we have seen in Emerging Markets since 1992-1993 and the fourth straight year the asset class has outperformed world markets.

    - During the year, the asset class benefited from accelerating global growth, supportive macro-economic policy, local currency strength, rising corporate earnings and improving economic fundamentals. The dollar lost ground against many emerging market currencies during the year as many developing countries continued to post current account and fiscal surpluses, as well as solid economic growth.

    - Led by Latin America, all regions were strong performers. The tragic tsunami disaster that struck Southeast Asia on December 26th did not result in a significant sell-off of assets as many expect minimal impact to major economies.

    - Egypt, Colombia, Hungary, the Czech Republic, Poland, Indonesia, Mexico, South Africa and Turkey were among the best performers. Thailand, China and Russia, among the top performers in 2003, were among the worst performing markets this year given political and economic concerns.

MANAGEMENT STRATEGIES

    - We maintain our long-term positive outlook for Emerging Markets given relative valuations and fundamentals. We continue to focus on countries where gross domestic product growth, fiscal policy and reform agendas remain strong and on companies with strong management and earnings visibility.

    - We have continued to reduce cyclicality in the Fund primarily by reducing our position within South African materials and South Korean technology sectors in the Fund, specifically in names that have recently performed strongly and now face a headwind as global growth decelerates. We continued to trim the Fund's long-term overweight position in Turkey given the relative out-performance of the country while increasing the Fund's overweight position in Brazil given attractive valuations and the improving domestic growth outlook.

    - In general, we have moved away from cyclical plays and into stocks with secular drivers. The investment ideas about which we have the most conviction have led us to consolidate the Fund on both a country and stock level, into those that we expect to benefit from stronger domestic economies, the growing trend towards outsourcing and new product cycles.

    - The Fund's key overweight positions going into 2005 are Russia, Thailand, Turkey, South Africa, Mexico and Brazil. We are neutral India and Poland while South Korea, Taiwan, Israel, Malaysia and China are our largest underweight countries.

    - We believe the Emerging Markets are in a better position than in past times to withstand the tough global environment. In our opinion, valuations are cheaper while strong fiscal positions and lower interest rates are a boost to growth prospects. In addition, Emerging Market growth has been both export-driven as well as consumer led, which marks an improvement from investment-led cycles of the late 1990's.


Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President--
Principal Executive Officer

                                                                    January 2005

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS

                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
(UNLESS OTHERWISE NOTED)

BRAZIL (11.6%)
CHEMICALS
  Braskem SA (Preference)                           11,895,000   $           600
  Braskem SA ADR                                        19,100               973
--------------------------------------------------------------------------------
                                                                           1,573
--------------------------------------------------------------------------------
COMMERCIAL BANKS
  Banco Bradesco SA
    (Preference)                                        85,785             2,074
  Banco Bradesco SA ADR                                 35,798               897
  Banco Itau Holding Financeira SA
    (Preference)                                        12,142             1,824
  Banco Itau Holding Financeira SA ADR                  44,310             3,331
--------------------------------------------------------------------------------
                                                                           8,126
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  CEMIG SA (Preference)                             56,619,000             1,384
  CEMIG SA ADR                                          52,000             1,276
  CPFL Energia SA                                    (a)40,000               270
  CPFL Energia
     SA ADR                                           (a)9,100               181
--------------------------------------------------------------------------------
                                                                           3,111
--------------------------------------------------------------------------------
METALS & MINING
  Cia Siderurgica de Tubarao
    (Preference)                                     5,766,000               340
  CSN                                                   17,094               327
  CSN ADR                                               72,500             1,386
  CVRD ADR                                              11,802               342
  CVRD ADR (Preference)                                289,812             7,066
  CVRD, 'A' (Preference)                                 4,313               104
--------------------------------------------------------------------------------
                                                                           9,565
--------------------------------------------------------------------------------
OIL & GAS
  Petrobras SA (Preference)                             19,697               720
  Petrobras SA ADR                                     133,963             5,329
  Petrobras SA ADR (Preference)                        147,956             5,358
--------------------------------------------------------------------------------
                                                                          11,407
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Votorantim Celulose e Papel SA
    ADR                                                 90,750             1,470
--------------------------------------------------------------------------------
ROAD & RAIL
  All America Latina Logistica SA
    (Preference)                                     (a)28,800               857
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Telesp Celular Participacoes SA
    (Preference)                              (a)1,001,177,893             2,710
  Telesp Celular Participacoes SA
    ADR                                             (a)238,913             1,625
--------------------------------------------------------------------------------
                                                                           4,335
--------------------------------------------------------------------------------
                                                                          40,444
================================================================================
CHILE (0.9%)
ELECTRIC UTILITIES
  Enersis SA ADR                                    (a)353,100   $         3,005
================================================================================
CHINA/HONG KONG (5.5%)
AUTO COMPONENTS
  Norstar Founders Group Ltd.                        1,503,000               342
  Shougang Concord Century
    Holdings Ltd                                     3,415,000               330
--------------------------------------------------------------------------------
                                                                             672
--------------------------------------------------------------------------------
AUTOMOBILES
  AviChina Industry & Technology
    Co., 'H'                                         2,815,000               264
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
  Air China Ltd., 'H'                               (a)676,000               261
  ZTE Corp., 'H'                                     (a)47,000               152
--------------------------------------------------------------------------------
                                                                             413
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  TPV Technology Ltd.                                2,038,000             1,230
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  China Resources Power
    Holdings Co.                                       707,000               384
  Huadian Power International Co.                    2,862,000               847
--------------------------------------------------------------------------------
                                                                           1,231
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Kingboard Chemical Holdings Ltd.                     499,000             1,056
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES
  Moulin International Holdings Ltd.                   568,000               387
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Grande Holdings Ltd.                                 536,000               524
--------------------------------------------------------------------------------
INSURANCE
  China Life Insurance Co., Ltd., 'H'             (a)2,021,000             1,352
  Ping An Insurance Group Co. of
    China Ltd., 'H'                                 (a)837,000             1,422
--------------------------------------------------------------------------------
                                                                           2,774
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES
  Tom Online, Inc.                                (a)1,702,000               320
--------------------------------------------------------------------------------
METALS & MINING
  Asia Aluminum Holdings Ltd.                        7,698,000               793
  Yanzhou Coal Mining Co., Ltd., 'H'                   816,000             1,165
--------------------------------------------------------------------------------
                                                                           1,958
--------------------------------------------------------------------------------
MULTILINE RETAIL
  Lianhua Supermarket Holdings Co., Ltd.,
    'H'                                                552,000               675
  Wumart Stores, Inc., 'H'                          (a)280,000               450
--------------------------------------------------------------------------------
                                                                           1,125
--------------------------------------------------------------------------------
OIL & GAS
  China Petroleum & Chemical Corp., 'H'              3,074,000             1,265

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
CHINA/HONG KONG (CONT'D)
OIL & GAS (CONT'D)
  CNOOC Ltd.                                         3,915,000   $         2,103
--------------------------------------------------------------------------------
                                                                           3,368
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS
  Fountain Set Holdings Ltd.                         1,239,000               805
  Victory City International Holdings
    Ltd.                                             1,051,000               443
--------------------------------------------------------------------------------
                                                                           1,248
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Hainan Meilan International Airport
    Co., Ltd., 'H'                                     636,000               536
  Hopewell Highway
    Infrastructure Ltd.                              1,296,000             1,067
--------------------------------------------------------------------------------
                                                                           1,603
--------------------------------------------------------------------------------
SOFTWARE
  GOME Electrical Appliances
    Holdings Ltd.                                 (a)1,118,000             1,014
================================================================================
                                                                          19,187
================================================================================
COLOMBIA (0.4%)
COMMERCIAL BANKS
  BanColombia SA ADR                                   101,800             1,437
================================================================================
EGYPT (1.6%)
CONSTRUCTION & ENGINEERING
  Orascom Construction
    Industries                                         120,670             1,442
--------------------------------------------------------------------------------
TOBACCO
  Eastern Tobacco                                       50,311             1,078
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  MobiNil                                              148,552             3,142
--------------------------------------------------------------------------------
                                                                           5,662
================================================================================
INDIA (5.7%)
AUTOMOBILES
  Hero Honda Motors Ltd.                                99,900             1,319
  Mahindra & Mahindra Ltd.                              76,000               957
--------------------------------------------------------------------------------
                                                                           2,276
--------------------------------------------------------------------------------
COMMERCIAL BANKS
  HDFC Bank Ltd.                                        52,000               624
  Industrial Development Bank of
    India Ltd.                                      (a)345,000               876
--------------------------------------------------------------------------------
                                                                           1,500
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Grasim Industries Ltd.                                19,500               596
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mahanagar Telephone Nigam Ltd.                       292,000             1,046
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  ABB Ltd.                                              35,929               806
  Bharat Heavy Electricals Ltd.                        138,700   $         2,469
--------------------------------------------------------------------------------
                                                                           3,275
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS
  Hindustan Lever Ltd.                                 197,500               655
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Siemens India Ltd.                                    13,000               397
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES
  IndiaInfo.com PCL                              (a)(b)116,052               @--
--------------------------------------------------------------------------------
IT SERVICES
  Infosys Technologies Ltd.                             40,408             1,952
  Wipro Ltd.                                            29,500               510
--------------------------------------------------------------------------------
                                                                           2,462
--------------------------------------------------------------------------------
METALS & MINING
  Hindalco Industries Ltd.                              24,600               812
  Steel Authority of India Ltd.                     (a)912,066             1,320
--------------------------------------------------------------------------------
                                                                           2,132
--------------------------------------------------------------------------------
OIL & GAS
  Oil & Natural Gas Corp., Ltd.                         56,700             1,075
--------------------------------------------------------------------------------
PHARMACEUTICALS
  Aventis Pharma Ltd.                                   24,000               733
  Cipla Ltd.                                           147,000             1,078
--------------------------------------------------------------------------------
                                                                           1,811
--------------------------------------------------------------------------------
ROAD & RAIL
  Container Corp. of India Ltd.                         41,600               882
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE
  Housing Development Finance Corp., Ltd.               59,000             1,045
--------------------------------------------------------------------------------
TOBACCO
  ITC Ltd.                                              12,000               363
  ITC Ltd. GDR (Registered)                             11,500               345
--------------------------------------------------------------------------------
                                                                             708
--------------------------------------------------------------------------------
                                                                          19,860
================================================================================
INDONESIA (2.4%)
COMMERCIAL BANKS
  Bank Central Asia Tbk PT                           3,951,000             1,266
  Bank Internasional Indonesia
    Tbk PT                                       (a)22,596,000               451
  Bank Mandiri Persero Tbk PT                        5,149,500             1,068
  Bank Rakyat Indonesia PT                           4,627,500             1,433
--------------------------------------------------------------------------------
                                                                           4,218
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Indocement Tunggal Prakarsa Tbk PT              (a)2,961,500               981
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikasi Indonesia Tbk PT                    1,888,000               981
--------------------------------------------------------------------------------
METALS & MINING
  Bumi Resources Tbk PT                          (a)14,879,500             1,283
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
INDONESIA (CONT'D)
MULTILINE RETAIL
  Ramayana Lestari Sentosa Tbk PT                    4,064,000   $           339
--------------------------------------------------------------------------------
TOBACCO
  Gudang Garam Tbk PT                                  412,500               602
--------------------------------------------------------------------------------
                                                                           8,404
================================================================================
ISRAEL (0.9%)
AEROSPACE & DEFENSE
  Elbit Systems Ltd.                                         1               @--
--------------------------------------------------------------------------------
SOFTWARE
  Check Point Software
    Technologies Ltd.                               (a)129,544             3,191
--------------------------------------------------------------------------------
                                                                           3,191
================================================================================
MALAYSIA (1.5%)
COMMERCIAL BANKS
  Commerce Asset Holdings Bhd                          532,000               658
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Tenaga Nasional Bhd                                  444,200             1,274
  YTL Corp. Bhd                                        419,000               590
--------------------------------------------------------------------------------
                                                                           1,864
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
  Magnum Corp. Bhd                                   1,145,000               729
  Resorts World Bhd                                    222,000               584
--------------------------------------------------------------------------------
                                                                           1,313
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Bandar Raya Developments Bhd                         177,000                91
--------------------------------------------------------------------------------
REAL ESTATE
  MK Land Holdings Bhd                                 698,000               325
  SP Setia Bhd                                         733,500               834
--------------------------------------------------------------------------------
                                                                           1,159
--------------------------------------------------------------------------------
                                                                           5,085
================================================================================
MEXICO (8.6%)
BEVERAGES
  Femsa ADR                                             23,700             1,247
--------------------------------------------------------------------------------
COMMERCIAL BANKS
  Grupo Financiero Banorte SA de
    CV, 'O'                                            110,500               697
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Cemex SA de CV                                        13,594               100
  Cemex SA de CV ADR                                    37,790             1,376
--------------------------------------------------------------------------------
                                                                           1,476
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telmex, 'L'                                           14,435               553
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING
  Wal-Mart de Mexico SA de CV, 'V'                   1,911,019             6,573
  Wal-Mart de Mexico SA ADR                             49,133   $         1,688
--------------------------------------------------------------------------------
                                                                           8,261
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS
  Kimberly-Clark de Mexico SA de
    CV, 'A'                                            199,500               690
--------------------------------------------------------------------------------
MEDIA
  Grupo Televisa SA ADR                                106,800             6,461
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  America Movil SA de CV, 'L' ADR                      200,277            10,484
--------------------------------------------------------------------------------
                                                                          29,869
================================================================================
MOROCCO (0.3%)
COMMERCIAL BANKS
  Banque Marocaine du Commerce Exterieur                17,800             1,132
================================================================================
POLAND (2.2%)
COMMERCIAL BANKS
  Powszechna Kasa Oszczednosci
    Bank Polski SA                                  (a)242,544             2,238
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska SA                            160,878             1,058
  Telekomunikacja Polska SA
    GDR                                                601,400             3,969
--------------------------------------------------------------------------------
                                                                           5,027
--------------------------------------------------------------------------------
MEDIA
  Agora SA                                           (a)18,706               353
--------------------------------------------------------------------------------
                                                                           7,618
================================================================================
RUSSIA (7.4%)
COMMERCIAL BANKS
  Sberbank RF GDR                                    (a)66,200             3,637
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Uralsvyazinform ADR                                  100,700               739
--------------------------------------------------------------------------------
OIL & GAS
  LUKOIL ADR                                            52,519             6,376
  OAO Gazprom ADR (Registered)                         178,100             6,323
  Surgutneftegaz ADR (Preferred)                        25,639             1,397
  Surgutneftegaz ADR                                    73,972             2,774
--------------------------------------------------------------------------------
                                                                          16,870
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Alliance Cellulose Ltd., 'B'                      (b)156,075               @--
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Mobile Telesystems ADR                                 1,600               221
  Mobile Telesystems GDR                                69,600             2,410
  Vimpel-Communications ADR                          (a)30,900             1,117
  VolgaTelecom ADR                                     132,000               858
--------------------------------------------------------------------------------
                                                                           4,606
--------------------------------------------------------------------------------
                                                                          25,852
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

                                                                          VALUE
                                                        SHARES            (000)
-------------------------------------------------------------------------------
SOUTH AFRICA (14.7%)
COMMERCIAL BANKS
  Standard Bank Group Ltd.                             305,317   $        3,546
-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Aveng Ltd.                                           744,100            1,576
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
  African Bank Investments Ltd.                      1,915,700            6,188
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telkom S.A. Ltd.                                     154,870            2,679
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING
  Massmart Holdings Ltd.                               398,026            3,182
  Shoprite Holdings Ltd.                               731,000            1,665
-------------------------------------------------------------------------------
                                                                          4,847
-------------------------------------------------------------------------------
FOOD PRODUCTS
  AVI Ltd.                                             260,400            1,057
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Steinhoff International
    Holdings Ltd.                                    1,459,300            3,246
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS
  Lewis Group Ltd.                                  (a)211,000            1,453
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Barloworld Ltd.                                      134,500            2,524
-------------------------------------------------------------------------------
INSURANCE
  African Life Assurance Co., Ltd.                     659,200            2,147
  Sanlam Ltd.                                        1,443,800            3,313
-------------------------------------------------------------------------------
                                                                          5,460
-------------------------------------------------------------------------------
METALS & MINING
  Anglo American Platinum Corp.,
    Ltd.                                                20,700              756
  Harmony Gold Mining Co., Ltd.                        290,929            2,629
  Harmony Gold Mining Co., Ltd. ADR                    126,737            1,175
  Impala Platinum Holdings Ltd.                         19,235            1,626
  Ispat Iscor Ltd.                                      73,900              855
  Kumba Resources Ltd.                                 160,800            1,249
-------------------------------------------------------------------------------
                                                                          8,290
-------------------------------------------------------------------------------
SPECIALTY RETAIL
  Edgars Consolidated Stores Ltd.                       60,600            3,233
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  MTN Group Ltd.                                       955,140            7,334
-------------------------------------------------------------------------------
                                                                         51,433
===============================================================================
SOUTH KOREA (13.1%)
AIRLINES
  Korean Air Lines Co., Ltd.                        (a)111,900            2,037
-------------------------------------------------------------------------------
AUTO COMPONENTS
  Hankook Tire Co., Ltd.                            (a)300,780            2,964
  Hyundai Mobis                                      (a)52,930   $        3,349
-------------------------------------------------------------------------------
                                                                          6,313
-------------------------------------------------------------------------------
AUTOMOBILES
  Hyundai Motor Co.                                  (a)17,040              914
  Hyundai Motor Co. (2nd
    Preference)                                      (a)11,210              336
-------------------------------------------------------------------------------
                                                                          1,250
-------------------------------------------------------------------------------
CAPITAL MARKETS
  Daishin Securities Co., Ltd.                          55,020              749
  Daishin Securities Co., Ltd.
    (Preference)                                        49,260              426
  LG Investment & Securities Co.,
    Ltd.                                            (a)259,490            2,141
-------------------------------------------------------------------------------
                                                                          3,316
-------------------------------------------------------------------------------
COMMERCIAL BANKS
  Pusan Bank                                        (a)128,930              990
  Shinhan Financial Group Co., Ltd.                  (a)98,010            2,215
-------------------------------------------------------------------------------
                                                                          3,205
-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Doosan Heavy Industries and
    Construction Co., Ltd.                           (a)97,660            1,113
  LG Engineering &
    Construction Corp.                               (a)33,300              917
-------------------------------------------------------------------------------
                                                                          2,030
-------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Korea Electric Power Corp.                         (a)26,940              699
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Samsung SDI Co., Ltd.                                 72,200            7,881
-------------------------------------------------------------------------------
FOOD PRODUCTS
  Orion Corp.                                        (a)14,000            1,474
-------------------------------------------------------------------------------
INSURANCE
  Samsung Fire & Marine Ltd.
    Insurance Co.,                                       8,980              707
-------------------------------------------------------------------------------
MACHINERY
  STX Shipbuilding Co., Ltd.                         (a)57,440              932
-------------------------------------------------------------------------------
PHARMACEUTICALS
  GlaxoSmithkline
    Pharmaceuticals Ltd.                                42,000              747
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  Samsung Electronics Co., Ltd.                         20,672            8,996
  Samsung Electronics Co., Ltd.
    (Preference)                                         7,060            2,036
-------------------------------------------------------------------------------
                                                                         11,032
-------------------------------------------------------------------------------
SPECIALTY RETAIL
  Handsome Co., Ltd.                                 (a)96,620              781
-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS
  Cheil Industries, Inc.                             (a)91,620            1,412
-------------------------------------------------------------------------------
TOBACCO
  KT&G Corp.                                         (a)62,340            1,864
-------------------------------------------------------------------------------
                                                                         45,680
===============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
TAIWAN (10.2%)
AIRLINES
  Eva Airways Corp.                               (a)1,448,866   $           711
--------------------------------------------------------------------------------
AUTO COMPONENTS
  Cheng Shin Rubber Industry
    Co., Ltd.                                          540,984               689
--------------------------------------------------------------------------------
COMMERCIAL BANKS
  Chinatrust Financial Holding Co.                   1,472,091             1,755
  Mega Financial Holding Co., Ltd.                   2,844,000             1,960
  Taishin Financial Holdings Co., Ltd.               1,139,450             1,068
--------------------------------------------------------------------------------
                                                                           4,783
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Acer, Inc.                                           641,842             1,060
  Infortrend Technology, Inc.                          436,225               947
--------------------------------------------------------------------------------
                                                                           2,007
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  CTCI Corp.                                         1,386,543               881
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Taiwan Cement Corp.                                2,901,802             1,908
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
  Fubon Financial Holding Co., Ltd.                    995,000             1,017
  Fubon Financial Holding Co., Ltd.
    GDR                                                 29,645               296
  Polaris Securities Co., Ltd.                       1,555,505               871
--------------------------------------------------------------------------------
                                                                           2,184
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Catcher Technology Co., Ltd.                         217,600               715
  Phoenixtec Power Co., Ltd.                           627,730               756
  Richtek Technology Corp.                             166,800               352
  Waffer Technology Co., Ltd.                          319,350               404
--------------------------------------------------------------------------------
                                                                           2,227
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Delta Electronics, Inc.                              598,000             1,053
  HON HAI Precision Industry Co.,
    Ltd.                                               715,893             3,310
  Ya Hsin Industrial Co., Ltd.                       2,031,925             1,950
--------------------------------------------------------------------------------
                                                                           6,313
--------------------------------------------------------------------------------
INSURANCE
  Cathay Financial Holding Co., Ltd.                   705,000             1,441
  Shin Kong Financial Holding Co., Ltd.              1,503,000             1,447
--------------------------------------------------------------------------------
                                                                           2,888
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Asia Optical Co., Inc.                               442,504             2,464
  Largan Precision Co., Ltd.                           124,713               694
--------------------------------------------------------------------------------
                                                                           3,158
--------------------------------------------------------------------------------
MACHINERY
  Kaulin Manufacturing Co., Ltd.                       336,050               330
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  Faraday Technology Corp.                             230,051   $           402
  MediaTek, Inc.                                       253,270             1,721
  Sunplus Technology Co., Ltd.                         248,300               348
  Taiwan Semiconductor
    Manufacturing Co., Ltd.                            881,000             1,399
--------------------------------------------------------------------------------
                                                                           3,870
--------------------------------------------------------------------------------
SOFTWARE
  Cyberlink Corp.                                      196,417               491
  Springsoft, Inc.                                     423,984               907
--------------------------------------------------------------------------------
                                                                           1,398
--------------------------------------------------------------------------------
SPECIALTY RETAIL
  Tsann Kuen Enterprise Co., Ltd.                      505,025               583
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Far EasTone Telecommunications
    Co., Ltd.                                          412,000               499
  Taiwan Cellular Corp.                                958,000             1,070
--------------------------------------------------------------------------------
                                                                           1,569
--------------------------------------------------------------------------------
                                                                          35,499
================================================================================
THAILAND (5.0%)
COMMERCIAL BANKS
  Bangkok Bank PCL (Foreign)                         1,049,000             3,076
  Kasikornbank PCL (Foreign)                      (a)1,559,700             2,247
  Siam City Bank PCL                              (b)1,092,300               709
  Siam Commercial Bank PCL
    (Foreign)                                       (b)586,000               739
--------------------------------------------------------------------------------
                                                                           6,771
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Italian-Thai Development PCL
    (Foreign)                                     (b)4,426,400             1,093
  Sino Thai Engineering &
    Construction PCL (Foreign)                    (b)1,135,000               247
--------------------------------------------------------------------------------
                                                                           1,340
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  True Corp PCL (Foreign)                      (a)(b)3,819,300               796
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING
  CP Seven Eleven PCL
    (Foreign)                                       (b)512,200               751
  Siam Makro PCL (Foreign)                          (b)100,700               127
--------------------------------------------------------------------------------
                                                                             878
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Land & Houses PCL (Foreign)                        3,565,700             1,036
--------------------------------------------------------------------------------
METALS & MINING
  Banpu PCL (Foreign)                               (b)200,100               782
--------------------------------------------------------------------------------
OIL & GAS
  PTT PCL (Foreign)                                 (b)408,800             1,819
--------------------------------------------------------------------------------
REAL ESTATE
  Asian Property Development PCL                  (b)3,878,600               365

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
THAILAND (CONT'D)
REAL ESTATE (CONT'D)
  Lalin Property PCL (Foreign)                    (b)1,145,300   $           186
  MBK PCL (Foreign)                                 (b)207,300               256
--------------------------------------------------------------------------------
                                                                             807
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Advanced Info Service PCL
    (Foreign)                                       (b)791,900             2,180
  Total Access Communication PCL                    (a)350,000             1,239
--------------------------------------------------------------------------------
                                                                           3,419
--------------------------------------------------------------------------------
                                                                          17,648
================================================================================
TURKEY (4.3%)
BUILDING PRODUCTS
  Trakya Cam Sanayii AS                            408,885,777             1,116
--------------------------------------------------------------------------------
COMMERCIAL BANKS
  Akbank TAS                                       357,613,115             2,215
  Turkiye Garanti Bankasi AS                    (a)619,858,663             1,958
  Yapi ve Kredi Bankasi AS                      (a)825,963,000             2,597
--------------------------------------------------------------------------------
                                                                           6,770
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Akcansa Cimento AS                               443,899,125             1,567
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Arcelik AS                                    (a)155,850,000               953
--------------------------------------------------------------------------------
MEDIA
  Hurriyet Gazetecilik ve
    Matbaacilik AS                                 740,892,100             1,747
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Enka Insaat ve Sanayi AS                          43,346,503             1,198
  Turkcell Iletisim Hizmetleri AS               (a)234,454,295             1,634
--------------------------------------------------------------------------------
                                                                           2,832
--------------------------------------------------------------------------------
                                                                          14,985
================================================================================
TOTAL COMMON STOCKS
  (Cost $235,860)                                                        335,991
================================================================================
INVESTMENT COMPANIES (1.1%)

INDIA (0.6%)
  Morgan Stanley Growth Fund                      (c)4,694,400             2,095
================================================================================
POLAND (0.5%)
  Narodowy Fundusz
    Inwestycyjny Empik Media
    & Fashion SA                                    (a)762,586             1,658
================================================================================
TOTAL INVESTMENT COMPANIES
  (Cost $2,299)                                                            3,753
================================================================================

                                                          FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (0.0%)

INDIA (0.0%)
METALS & MINING
  Shri Ishar Alloy Steels Ltd., 15.00%
    (expired maturity)
    (Cost $408)                         INR             (b)581   $           @--
================================================================================

                                                        NO. OF
                                                        RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)

BRAZIL (0.0%)
COMMERCIAL BANKS
  Banco Bradesco SA (Preference)
    (Cost $@--)                                       (a)3,684                34
================================================================================

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)

UNITED STATES (3.1%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $10,921
    (Cost $10,919)                            $      (d)10,919            10,919
================================================================================
TOTAL INVESTMENTS (100.5%)
  (Cost $249,486)                                                        350,697
================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                             (1,763)
================================================================================
NET ASSETS (100%)                                                $       348,934
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

(a)  Non-income producing security.

(b) Security was valued at fair value - At December 31, 2004, the Fund held $10,050,000 of fair valued securities, representing 2.9% of net assets.

(c) Investment in Security of Affiliated Issuer -- The Morgan Stanley Growth Fund, acquired at a cost of $891,309, is advised by an affiliate of the Adviser. During the year ended December 31, 2004, there were no purchases or sales of this security. The Fund derived $155,444 of income from this security during the year ended December 31, 2004.

(d) Represents the Fund's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%,
     due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@    Face Amount/Value is less than $500.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

INR  Indian Rupee

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Fund had the following foreign currency exchange contract(s) open at period end:

                                                              NET
 CURRENCY                             IN                   UNREALIZED
    TO                             EXCHANGE               APPRECIATION
 DELIVER      VALUE    SETTLEMENT     FOR       VALUE    (DEPRECIATION)
  (000)       (000)       DATE       (000)      (000)         (000)
-----------------------------------------------------------------------
US$      7   $      7    1/3/05    BRL    17  $       7  $          @--
US$     42         42    1/3/05    PLN   126         42             @--
US$     11         11    1/5/05    ZAR    60         11             @--
ZAR 33,810      5,839   6/27/05    US$ 4,980      4,980            (859)
ZAR 24,545      4,228   7/22/05    US$ 3,745      3,745            (483)
-----------------------------------------------------------------------
             $ 10,127                         $   8,785  $       (1,342)
=======================================================================

BRL -- Brazilian Real
PLN -- Polish Zloty
ZAR -- South African Rand

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Fund's holdings by industry, as a percentage of total investments.

[CHART]

Commercial Banks                           13.9%
Wireless Telecommunication Services        10.8%
Oil & Gas                                   9.8%
Metals & Mining                             6.8%
Electronic Equipment & Instruments          4.3%
Semiconductors & Semiconductor Equipment    4.3%
Food & Staples Retailing                    4.0%
Insurance                                   3.4%
Diversified Telecommunication Services      3.4%
Other*                                     36.2%
Short-Term Investment                       3.1%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                             DECEMBER 31, 2004
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Securities of Unaffiliated Issuers, at Value (Cost $248,595)               $         348,602
   Investment in Security of Affiliated Issuer, at Value (Cost $891)                                     2,095
   Dividends Receivable                                                                                    688
   Foreign Currency, at Value (Cost $671)                                                                  676
   Receivable for Investments Sold                                                                         529
   Tax Reclaims Receivable                                                                                 114
   Interest Receivable                                                                                       1
   Other                                                                                                     9
--------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                       352,714
==============================================================================================================
LIABILITIES:
  Payable For:
   Unrealized Depreciation on Foreign Currency Exchange Contracts                                       (1,342)
   Dividends Declared                                                                                   (1,216)
   Investments Purchased                                                                                  (408)
   Investment Advisory Fees                                                                               (385)
   Deferred Country Tax Expense                                                                           (187)
   Custodian Fees                                                                                          (71)
   Directors' Fees and Expenses                                                                            (44)
   Bank Overdraft                                                                                          (34)
   Administration Fees                                                                                     (10)
  Other Liabilities                                                                                        (83)
--------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                                                   (3,780)
==============================================================================================================
NET ASSETS
   Applicable to 17,912,848, Issued and Outstanding $0.01
   Par Value Shares (100,000,000 Shares Authorized)                                          $         348,934
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                    $           19.48
==============================================================================================================
NET ASSETS CONSIST OF:
   Common Stock                                                                              $             179
   Paid-in Capital                                                                                     283,846
   Undistributed (Distributions in Excess of) Net Investment Income                                       (659)
   Accumulated Net Realized Gain (Loss)                                                                (35,555)
   Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Exchange
     Contracts and Translations (Net of $232 Deferred Country Tax)                                     101,123
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $         348,934
==============================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      Financial Statements

STATEMENT OF OPERATIONS

                                                                                                    YEAR ENDED
                                                                                             DECEMBER 31, 2004
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends from Securities of Unaffiliated Issuers (Net of $489 Foreign Taxes Withheld)     $           6,845
  Dividends from Security of Affiliated Issuer                                                             155
  Interest (Net of $22 Foreign Taxes Withheld)                                                             938
==============================================================================================================
    TOTAL INVESTMENT INCOME                                                                              7,938
==============================================================================================================
EXPENSES
  Investment Advisory Fees (Note B)                                                                      3,704
  Custodian Fees (Note D)                                                                                  441
  Professional Fees                                                                                        142
  Administration Fees (Note C)                                                                             133
  Stockholder Reporting Expenses                                                                            56
  Stockholder Servicing Agent                                                                               16
  Directors' Fees and Expenses                                                                              12
  Other Expenses                                                                                            57
==============================================================================================================
    TOTAL EXPENSES                                                                                       4,561
==============================================================================================================
  Waiver of Administration Fees (Note C)                                                                   (27)
--------------------------------------------------------------------------------------------------------------
    NET EXPENSES                                                                                         4,534
==============================================================================================================
NET INVESTMENT INCOME (LOSS)                                                                             3,404
==============================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments (Net of Country Taxes of $294)                                                            41,994
  Foreign Currency Transactions                                                                           (396)
==============================================================================================================
    NET REALIZED GAIN (LOSS)                                                                            41,598
==============================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments (Net of Decrease in Deferred Country Tax Accruals of $819)                                25,936
  Foreign Currency Translations                                                                         (1,301)
==============================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                    24,635
==============================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     66,233
==============================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $          69,637
==============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED           YEAR ENDED
                                                                                       DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                                   (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                         $           3,404    $           2,528
  Net Realized Gain (Loss)                                                                        41,598               10,777
  Change in Unrealized Appreciation (Depreciation)                                                24,635               89,821
=============================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               69,637              103,126
=============================================================================================================================
Distributions from and/or in Excess of:
  Net Investment Income                                                                           (1,620)              (2,982)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (87,409 and 499,537 Shares, Respectively)                                  (1,179)              (4,616)
=============================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                       66,838               95,528
=============================================================================================================================
Net Assets:
  Beginning of Period                                                                            282,096              186,568
=============================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
    INCOME OF $(659) AND $(1,306), RESPECTIVELY)                                       $         348,934    $         282,096
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                                                                 YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                                2004           2003           2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     15.67    $     10.08    $     10.68    $     11.03    $     21.26
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                    0.19+          0.14+          0.03+          0.03          (0.15)
Net Realized and Unrealized Gain (Loss) on Investments          3.70           5.58          (0.65)         (0.43)         (8.04)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            3.89           5.72          (0.62)         (0.40)         (8.19)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in Excess of:
  Net Investment Income                                        (0.09)         (0.17)         (0.01)            --             --
  Net Realized Gain                                               --             --             --             --          (2.31)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        (0.09)         (0.17)         (0.01)            --          (2.31)
--------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program                0.01           0.04           0.03           0.05           0.27
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $     19.48    $     15.67    $     10.08    $     10.68    $     11.03
================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                    $     17.57    $     14.71    $      8.34    $      8.63    $      8.75
================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                                 20.11%         78.24%         (3.28)%        (1.37)%       (34.60)%
  Net Asset Value (1)                                          25.07%         57.02%         (5.49)%        (3.17)%       (36.74)%
================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (THOUSANDS)                    $   348,934    $   282,096    $   186,568    $   201,117    $   213,205
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                         1.53%          1.67%          1.75%          1.85%          1.64%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                        1.15%          1.17%          0.23%          0.21%         (0.73)%
Portfolio Turnover Rate                                           57%            83%            75%            83%            81%
--------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived by Administrator:
  Ratio of Expenses to Average Net Assets                       1.54%           N/A            N/A            N/A            N/A
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                          1.14%           N/A            N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+    Per share amounts are based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS

The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)


     arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A substantial portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes. Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. ADMINISTRATION FEES: Prior to November 1, 2004, JPMorgan Chase Bank, through its corporate affiliate, J.P. Morgan Investor Services Co. ("JPMIS"), provided administrative services to the Fund under an Administration Agreement. JPMIS was paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

assets, plus $24,000 per annum. In addition, the Fund was charged for certain out-of-pocket expenses incurred by JPMIS on its behalf.

Effective November 1, 2004, Morgan Stanley Investment Management Inc. (MSIM) serves as Administrator to the Fund pursuant to a new Administrative Agreement. Under the new Administrative Agreement, the new administrative fee will be 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, MSIM has agreed to limit the new administration fee so that it will be no greater than the old administrative fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2004, $27,000 of administration fees were waived pursuant to this arrangement. Administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses, will now be covered under the Administration Fee. JPMIS will continue to provide fund accounting and other services pursuant to a sub-administrative agreement, dated November 1, 2004, with MSIM and receives compensation from MSIM for these services.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 were as follows:

      2004 DISTRIBUTIONS          2003 DISTRIBUTIONS
          PAID FROM:                  PAID FROM:
            (000)                       (000)
----------------------------   --------------------------
                   LONG-TERM                    LONG-TERM
      ORDINARY       CAPITAL        ORDINARY      CAPITAL
        INCOME          GAIN          INCOME         GAIN
---------------------------------------------------------
      $  1,620         $  --        $  2,982        $  --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Fund did not have distributable earnings on a tax basis.

At December 31, 2004, the U.S. Federal income tax cost basis of investments was $251,454,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $99,243,000 of which $109,344,000 related to appreciated securities and $10,101,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $34,791,000 available to offset future capital gains of which $17,009,000 will expire on December 31, 2009 and $17,782,000 will expire on December 31, 2010. During the year ended December 31, 2004, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $41,672,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2004, the Fund deferred to January 1, 2005, for U.S. Federal income tax purposes, post-October currency losses of $753,000.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. OTHER: During the year ended December 31, 2004, the Fund made purchases and sales totaling approximately $165,261,000 and $169,193,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the year ended December 31, 2004, the Fund incurred $625 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2004, the Fund repurchased 87,409 of its shares at an average discount of 13.98% from net asset value per share. Since the inception of the program, the Fund has repurchased 4,911,502 of its shares at an average discount of 19.64% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2004 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0679 per share, derived from net investment income, payable on January 7, 2005, to stockholders of record on December 23, 2004.

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the Fund expects to pass through to stockholders foreign tax credits totaling approximately $931,000. For the year ended December 31, 2004, gross income derived from sources within a foreign country totaled $7,952,000. For the year ended December 31, 2004 qualified dividend income totaled $1,988,000.

REPORTING TO STOCKHOLDERS (UNAUDITED)

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD (UNAUDITED)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800)548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY EMERGING MARKETS FUND, INC.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then end, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)


INDEPENDENT DIRECTORS:


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                          TERM OF                                          FUND
                                          OFFICE AND                                       COMPLEX
                             POSITION(S)  LENGTH OF                                        OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S)              BY             OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     DURING PAST 5 YEARS                  DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  -----------------------------------  -------------  ------------------------
Michael Bozic (63)           Director     Director    Private investor; Director or        197            Director of various
c/o Kramer Levin Naftalis &               since 2003  Trustee of the Retail Funds (since                  business organizations.
Frankel LLP                                           April 1994) and the Institutional
Counsel to the Independent                            Funds (since July 2003); formerly
Directors                                             Vice Chairman of Kmart Corporation
919 Third Avenue                                      (December 1998-October 2000),
New York, NY 10022                                    Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November 1995-November
                                                      1998) and President and Chief
                                                      Executive Officer of Hills
                                                      Department Stores (May 1991-July
                                                      1995); formerly variously Chairman,
                                                      Chief Executive Officer, President
                                                      and Chief Operating Officer
                                                      (1987-1991) of the Sears
                                                      Merchandise Group of Sears Roebuck
                                                      & Co.

Edwin J. Garn (72)           Director     Director    Consultant. Director or Trustee of   197            Director of Franklin
1031 N. Chartwell Court                   since 2003  the Retail Funds (since January                     Covey (time management
Salt Lake City, UT 84103                              1993) and the Institutional Funds                   systems), BMW Bank of
                                                      (since July 2003); member of the                    North America, Inc.
                                                      Utah Regional Advisory Board of                     (industrial loan
                                                      Pacific Corp.; formerly Managing                    corporation), Escrow
                                                      Director of Summit Ventures LLC                     Bank USA (industrial
                                                      (2000-2004); United States Senator                  loan corporation),
                                                      (R-Utah) (1974-1992) and Chairman,                  United Space Alliance
                                                      Senate Banking Committee                            (joint venture between
                                                      (1980-1986), Mayor of Salt Lake                     Lockheed Martin and The
                                                      City, Utah (1971-1974), Astronaut,                  Boeing Company) and
                                                      Space Shuttle Discovery (April                      Nuskin Asia Pacific
                                                      12-19, 1985), and Vice Chairman,                    (multilevel marketing);
                                                      Huntsman Corporation (chemical                      member of the board of
                                                      company).                                           various civic and
                                                                                                          charitable
                                                                                                          organizations.

Wayne E. Hedien (70)         Director     Director    Retired; Director or Trustee of the  197            Director of the PMI
c/o Kramer Levin Naftalis &               since 2003  Retail Funds (since September 1997)                 Group Inc. (private
Frankel LLP                                           and the Institutional Funds (since                  mortgage insurance);
Counsel to the Independent                            July 2003); formerly associated                     Trustee and Vice
Directors                                             with the Allstate Companies                         Chairman of The Field
919 Third Avenue                                      (1966-1994), most recently as                       Museum of Natural
New York, NY 10022                                    Chairman of The Allstate                            History; director of
                                                      Corporation (March 1993-December                    various other business
                                                      1994) and Chairman and Chief                        and charitable
                                                      Executive Officer of its                            organizations.
                                                      wholly-owned subsidiary, Allstate
                                                      Insurance Company (July 1989-
                                                      December 1994).

Dr. Manuel H. Johnson (55)   Director     Director    Senior Partner, Johnson Smick        197            Director of NVR, Inc.
c/o Johnson Smick                         since 2003  International, Inc., a consulting                   (home construction),
International, Inc.                                   firm; Chairman of the Audit                         Director of KFX Energy;
2099 Pennsylvania Avenue,                             Committee and Director or Trustee                   Director of RBS
NW Suite 950                                          of the Retail Funds (since July                     Greenwich Capital
Washington, D.C. 20006                                1991) and the Institutional Funds                   Holdings (financial
                                                      (since July 2003); Co-Chairman and                  holdings company).
                                                      a founder of the Group of Seven
                                                      Council (G7C), an international
                                                      economic commission; formerly Vice
                                                      Chairman of the Board of Governors
                                                      of the Federal Reserve System and
                                                      Assistant Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)        Director     Director    President, Kearns & Associates LLC   198            Director of Electro Rent
c/o Kearns & Associates                   since 2001  (investment consulting); Deputy                     Corporation (equipment
LLC                                                   Chairman of the Audit Committee and                 leasing), The Ford
PMB754                                                Director or Trustee of the Retail                   Family Foundation and
23852 Pacific Coast Hwy.                              Funds (since July 2003) and the                     the UCLA Foundation.
Malibu, CA 90265                                      Institutional Funds (since August
                                                      1994); previously Chairman of the
                                                      Audit Committee of the
                                                      Institutional Funds (October 2001-
                                                      July 2003); formerly CFO of the J.
                                                      Paul Getty Trust.

Michael E. Nugent (68)       Director     Director    General Partner of Triumph Capital,  197            Director of various
c/o Triumph Capital, L.P.                 since 2001  L.P., a private investment                          business organizations.
445 Park Avenue, 10th Floor                           partnership; Chairman of the
New York, NY 10022                                    Insurance Committee and Director or
                                                      Trustee of the Retail Funds (since
                                                      July 1991) and the Institutional
                                                      Funds (since July 2001); formerly
                                                      Vice President, Bankers Trust
                                                      Company and BT Capital Corporation
                                                      (1984-1988).

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

INDEPENDENT DIRECTORS: (CONT'D)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                          TERM OF                                          FUND
                                          OFFICE AND                                       COMPLEX
                             POSITION(S)  LENGTH OF                                        OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S)              BY             OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     DURING PAST 5 YEARS                  DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  -----------------------------------  -------------  ------------------------
Fergus Reid (72)             Director     Director    Chairman of Lumelite Plastics        198            Trustee and Director of
c/o Lumelite Plastics                     since 2000  Corporation; Chairman of the                        certain investment
Corporation                                           Governance Committee and Director                   companies in the J.P.
85 Charles Coleman Blvd.                              or Trustee of the Retail Funds                      Morgan Funds complex
Pawling, NY 12564                                     (since July 2003) and the                           managed by J.P. Morgan
                                                      Institutional Funds (since June                     Investment Management
                                                      1992).                                              Inc.

Interested Directors:

Charles A. Fiumefreddo (71)  Chairman     Chairman    Chairman and Director or Trustee of  197            None.
c/o Morgan Stanley Funds     and          and         the Retail Funds (since July 1991)
Harborside Financial Center  Director of  Director    and the Institutional Funds (since
Plaza Two 3rd Floor          the Board    since       July 2003); formerly Chief
Jersey City, NJ 07311                     2003        Executive Officer of the Retail
                                                      Funds (until September 2002).

James F. Higgins (56)        Director     Director    Director or Trustee of the Retail    197            Director of AXA
c/o Morgan Stanley Funds                  since 2003  Funds (since June 2000) and the                     Financial, Inc. and The
Harborside Financial Center                           Institutional Funds (since July                     Equitable Life Assurance
Plaza Two 2nd Floor                                   2003); Senior Advisor of Morgan                     Society of the United
Jersey City, NJ 07311                                 Stanley (since August 2000);                        States (financial
                                                      Director of Morgan Stanley                          services).
                                                      Distributors Inc. and Dean Witter
                                                      Realty Inc.; previously President
                                                      and Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August 2000), and
                                                      President and Chief Operating
                                                      Officer of Individual Securities of
                                                      Morgan Stanley (February 1997-May
                                                      1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

OFFICERS:

                                                                TERM OF OFFICE AND
                                             POSITION(S) HELD   LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ------------------   -------------------------------------------
Mitchell M. Merin (51)                       President          President since      President and Chief Operating Officer of
Morgan Stanley Investment Management Inc.                       2003                 Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas 33rd Floor                                               President, Director and Chief Executive
New York, NY 10020                                                                   Officer of Morgan Stanley Investment
                                                                                     Advisors Inc. and Morgan Stanley Services
                                                                                     Company Inc.; Chairman and Director of
                                                                                     Morgan Stanley Distributors Inc.; Chairman
                                                                                     and Director of Morgan Stanley Trust;
                                                                                     Director of various Morgan Stanley
                                                                                     subsidiaries; President of the
                                                                                     Institutional Funds (since July 2003) and
                                                                                     President of the Retail Funds (since May
                                                                                     1999); Trustee (since July 2003) and
                                                                                     President (since December 2002) of the Van
                                                                                     Kampen Closed-End Funds; Trustee (since
                                                                                     May 1999) and President (since October
                                                                                     2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                       Executive Vice     Executive Vice       Principal Executive Officer of Funds in
Morgan Stanley Investment Management Inc.    President and      President and        the Fund complex (since May 2003);
1221 Avenue of the Americas 33rd Floor       Principal          Principal            Managing Director of Morgan Stanley & Co.
New York, NY 10020                           Executive          Executive Officer    Incorporated, Managing Director of Morgan
                                             Officer            since 2003           Stanley; Managing Director, Chief
                                                                                     Administrative Officer and Director of
                                                                                     Morgan Stanley Investment Advisors Inc.
                                                                                     and Morgan Stanley Services Company Inc.;
                                                                                     Director of Morgan Stanley Trust; Managing
                                                                                     Director and Director of Morgan Stanley
                                                                                     Distributors Inc.; Executive Vice
                                                                                     President and Principal Executive Officer
                                                                                     of the Retail Funds (since April 2003) and
                                                                                     the Institutional Funds (since July 2003);
                                                                                     previously President and Director of the
                                                                                     Retail Funds (March 2001 - July 2003) and
                                                                                     Chief Global Operations Officer and
                                                                                     Managing Director of Morgan Stanley
                                                                                     Investment Management Inc.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

                                      December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

OFFICERS: (CONT'D)

Joseph J. McAlinden (61)                     Vice President     Vice President       Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.                       since 2003           Officer of Morgan Stanley Investment
1221 Avenue of the Americas 33rdFloor                                                Advisors Inc. and Morgan Stanley Investment
New York, NY 10020                                                                   Management Inc.; Director of Morgan Stanley
                                                                                     Trust; Chief Investment Officer of the Van
                                                                                     Kampen Funds; Vice President of the
                                                                                     Institutional Funds (since July 2003) and
                                                                                     the Retail Funds (since July 1995).

Barry Fink (49)                              Vice President     Vice President       General Counsel (since May 2000) and
Morgan Stanley Investment Management Inc.                       since 2003           Managing Director (since December 2000) of
1221 Avenue of the Americas 22nd Floor                                               Morgan Stanley Investment Management;
New York, NY 10020                                                                   Managing Director (since December 2000),
                                                                                     Secretary (since February 1997) and
                                                                                     Director (since July 1998) of Morgan
                                                                                     Stanley Investment Advisors Inc. and Morgan
                                                                                     Stanley Services Company Inc.; Vice
                                                                                     President of the Retail Funds; Assistant
                                                                                     Secretary of Morgan Stanley DW Inc.; Vice
                                                                                     President of the Institutional Funds (since
                                                                                     July 2003); Managing Director, Secretary
                                                                                     and Director of Morgan Stanley Distributors
                                                                                     Inc.; previously Secretary of the Retail
                                                                                     Funds and General Counsel (February 1997-
                                                                                     April 2004) of the Retail Funds; Vice
                                                                                     President and Assistant General Counsel of
                                                                                     Morgan Stanley Investment Advisors Inc. and
                                                                                     Morgan Stanley Services Company Inc.
                                                                                     (February 1997-December 2001).

Amy R. Doberman (42)                         Vice President     Vice President       Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.                       since July 2004      Investment Management; Managing Director of
1221 Avenue of the Americas 22nd Floor                                               the Investment Manager and Morgan Stanley
New York, NY 10020                                                                   Investment Advisor Inc.; Vice President of
                                                                                     the Institutional and Retail Funds (since
                                                                                     July 2004); Vice President of the Van
                                                                                     Kampen Funds (since August 2004);
                                                                                     previously, Managing Director and General
                                                                                     Counsel - Americas, UBS Global Asset
                                                                                     Management (July 2000-July 2004) and
                                                                                     General Counsel, Aeltus Investment
                                                                                     Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                            Chief              Chief Compliance     Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.    Compliance         Officer since        Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor       Officer            2004                 Management (since October 2004); Executive
New York, NY 10020                                                                   Director of Morgan Stanley Investment
                                                                                     Advisors Inc. and Morgan Stanley Investment
                                                                                     Management Inc.; formerly Assistant
                                                                                     Secretary and Assistant General Counsel of
                                                                                     the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice President     Vice President       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since 2001           Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                               Management Inc. and Morgan Stanley
New York, NY 10020                                                                   Investment Advisors Inc.; Vice President of
                                                                                     the Institutional Funds and the Retail
                                                                                     Funds; formerly practiced law with the New
                                                                                     York law firm of Rogers & Wells (now
                                                                                     Clifford Chance US LLP).

James W. Garrett (36)                        Treasurer and      Treasurer since      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief Financial    2002 and             Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Officer            Chief Financial      Management Inc.; Treasurer and Chief
New York, NY 10020                                              Officer since        Financial Officer of the Institutional
                                                                2003                 Funds; previously with PriceWaterhouse LLP
                                                                                     (now PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant          Assistant            Assistant Director and Vice President of
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since      Fund Administration, J.P. Morgan Investor
73 Tremont Street                                               2003                 Services Co. (formerly Chase Global Funds
Boston, MA 02108                                                                     Company); formerly Audit Manager at Ernst &
                                                                                     Young LLP.

Mary E. Mullin (37)                          Secretary          Secretary since      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2001                 Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                               Management Inc. and Morgan Stanley
New York, NY 10020                                                                   Investment Advisors Inc.; Secretary of the
                                                                                     Institutional Funds and (since July 2003)
                                                                                     the Retail Funds; formerly practiced law
                                                                                     with the New York law firms of McDermott,
                                                                                     Will & Emery and Skadden, Arps, Slate,
                                                                                     Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

                                      MORGAN STANLEY EMERGING MARKETS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1(800)278-4353

MORGAN STANLEY EMERGING MARKETS FUND, INC.

DIRECTORS
CHARLES A. FIUMEFREDDO
MICHAEL BOZIC
EDWIN J. GARN
WAYNE E. HEDIEN
JAMES F. HIGGINS
DR. MANUEL H. JOHNSON
JOSEPH J. KEARNS
MICHAEL NUGENT
FERGUS REID

OFFICERS
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MITCHELL M. MERIN
PRESIDENT

RONALD E. ROBISON
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

JOSEPH J. MCALINDEN
VICE PRESIDENT

BARRY FINK
VICE PRESIDENT

AMY R. DOBERMAN
VICE PRESIDENT

STEFANIE V. CHANG
VICE PRESIDENT

JAMES W. GARRETT
TREASURER AND CHIEF FINANCIAL OFFICER

CARSTEN OTTO
CHIEF COMPLIANCE OFFICER

MICHAEL J. LEARY
ASSISTANT TREASURER

MARY E. MULLIN
SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

CUSTODIAN
JPMORGAN CHASE BANK
270 PARK AVENUE
NEW YORK, NEW YORK 10017

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
1 (800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE US LLP
31 WEST 52ND STREET
NEW YORK, NEW YORK 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116


FOR ADDITIONAL FUND INFORMATION, INCLUDING THE FUND'S NET ASSET VALUE PER SHARE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL 1(800)221-6726 OR VISIT OUR WEBSITE AT www.morganstanley.com/im.

(C) 2005 MORGAN STANLEY

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund."

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)    The Fund's Code of Ethics is attached hereto as Exhibit A.

         (2)    Not applicable.

         (3)    Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

         2004                                   REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                                      $   93,980                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                         $               $           115,000 (2)
     TAX FEES                                   $    3,350 (3)  $           100,829 (4)
     ALL OTHER FEES                             $               $            60,985 (6)
TOTAL NON-AUDIT FEES                            $    3,350      $           276,814

TOTAL                                           $   97,330      $           276,814

         2003                                   REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                                      $   89,507                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                         $               $            93,000 (2)
     TAX FEES                                   $    3,193 (3)  $           163,414 (5)
     ALL OTHER FEES                             $               $           341,775 (6)
TOTAL NON-AUDIT FEES                            $    3,193      $           598,189

TOTAL                                           $   92,700      $           598,189

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards.

(6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

-    Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

-    Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

-    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

-    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

-    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

-    Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.     POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in
Section IV. below, provided the vote is consistent with the Client Proxy
Standard.

III.   GUIDELINES

A.     MANAGEMENT PROPOSALS

       1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            Selection or ratification of auditors.

            Approval of financial statements, director and auditor reports.

            Election of Directors.

            Limiting Directors' liability and broadening indemnification of Directors.

            - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

            General updating/corrective amendments to the charter.

            Elimination of cumulative voting.

            Elimination of preemptive rights.

            Provisions for confidential voting and independent tabulation of voting results.

            Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

       2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            CAPITALIZATION CHANGES

            Capitalization changes that eliminate other classes of stock and voting rights.

            Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            Proposals for share repurchase plans.

            Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            Proposals to effect stock splits.

            Proposals to effect reverse stock splits if management
                  proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            COMPENSATION

            Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

            Establishment of Employee Stock Option Plans and other employee ownership plans.

            ANTI-TAKEOVER MATTERS

            - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

            - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

       3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

            - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Creation of "blank check" preferred stock.

            -     Changes in capitalization by 100% or more.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

            -     Proposals to indemnify auditors.

       4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

            CORPORATE TRANSACTIONS

            - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

            - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

            Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

            ANTI-TAKEOVER PROVISIONS

            Proposals requiring shareholder ratification of poison pills.

            Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.     SHAREHOLDER PROPOSALS

       1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

            - Requiring auditors to attend the annual meeting of shareholders.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

            -     Confidential voting.

            -     Reduction or elimination of supermajority vote requirements.

       2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

            -     Proposals that limit tenure of directors.

            -     Proposals to limit golden parachutes.

            - Proposals requiring directors to own large amounts of stock to be eligible for election.

            -     Restoring cumulative voting in the election of directors.

            - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

            - Proposals that limit retirement benefits or executive compensation.

            - Requiring shareholder approval for bylaw or charter amendments.

            - Requiring shareholder approval for shareholder rights plan or poison pill.

            -     Requiring shareholder approval of golden parachutes.

            -     Elimination of certain anti-takeover related provisions.

            -     Prohibit payment of greenmail.

       3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

            - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

            - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

            - Proposals that require inappropriate endorsements or corporate actions.

IV.    ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.     PROXY REVIEW COMMITTEE

       1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

            (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

        Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

                                                              TOTAL NUMBER OF
                                                              SHARES PURCHASED AS   MAXIMUM NUMBER OF
                        TOTAL NUMBER OF                       PART OF PUBLICLY      SHARES THAT MAY YET BE
                        SHARES               AVERAGE PRICE    ANNOUNCED PLANS OR    PURCHASED UNDER THE
PERIOD                  PURCHASED            PAID PER SHARE   PROGRAMS              PLANS OR PROGRAMS
----------------------------------------------------------------------------------------------------------
July                                 --                  --                    --                Unlimited
August                           23,921             $ 13.26                23,921                Unlimited
September                            --                  --                    --                Unlimited
October                           1,221             $ 14.70                 1,221                Unlimited
November                             --                  --                    --                Unlimited
December                             --                  --                    --                Unlimited

* The Share Repurchase Program commenced on 7/30/1998
** The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Emerging Markets Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/17/2005